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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

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                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934

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                       NETWORK-1 SECURITY SOLUTIONS, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-14896                 13-3027591
         --------                      -------                 ----------
(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                Number)              Identification No.)



   1601 TRAPELO ROAD, RESERVOIR PLACE
         WALTHAM, MASSACHUSETTS                            02451
         ----------------------                            -----
(Address of Principal Executive Offices)                 (Zip Code)


                                  781-522-3400
                                  ------------
                         (Registrant's Telephone Number)


                                DECEMBER 22, 1999
                                -----------------
                           (Date of Report -- Date of
                            Earliest Event Reported)





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Item 5.  Other Events

         On December 22, 1999, Network-1 Security Solutions, Inc. (the "Registrant") entered into a Securities Purchase Agreement with respect to a $3.0 million private offering of preferred stock, warrants and notes purchased by thirty-nine (39) investors including affiliates of Wheatley Partners II, L.P., the Company's largest stockholder, Corey M. Horowitz, a principal stockholder and Chairman of the Board of Directors of the Registrant, and Avi A. Fogel, President, Chief Executive Officer and a director of the Company.

         In accordance with the terms of the Securities Purchase Agreement, an aggregate of 491,803 shares of Series D Preferred Stock were issued to investors at a price of $3.05 per share (equal to a 20% discount of the average thirty
(30) closing price for the Company's Common Stock through December 6, 1999) together with five-year warrants to purchase the same number of shares of Common Stock at an exercise price of $3.00 per share. The exercise price of the warrants are subject to adjustment depending on the product revenue (exclusive of revenue from consulting services) achieved by the Company during the three month period ended March 31, 2000 so that beginning at a product revenue level of less than $500,000 the exercise price shall be adjusted to $1.00 and increasing $.25 for each $250,000 increase in product revenue above $500,000 (except for product revenue between $2,250,000 and $3,249,999 for which the exercise price shall remain at $3.00), up to a maximum $4.00 exercise price for product revenue equal to or greater than $4.0 million. In addition, the Company issued to investors promissory notes in the aggregate principal amount of $1.5 million at an interest rate of 8% per annum. Each share of Series D Preferred Stock is convertible into one share of Common Stock, subject to adjustment. The promissory notes will be convertible into Series D Preferred Stock and warrants (upon the same terms described above) subject to stockholder approval. The Company has agreed to file a Form S-3 Registration Statement to register the Common Stock underlying the Series D Preferred Stock, warrants and notes (assuming conversion of the Series D Preferred Stock and warrants underlying the notes) within 45 days of the closing date.

Item 7.  Financial Statements and Exhibits

         Item 7(c)  Exhibits.

         Exhibit  Description
         -------  -----------

           3.1    Certificate of Designation of Series D Preferred Stock

          10.28 Securities Purchase Agreement, dated December 22, 1999, between the Company and the investors including form of Certificate of Designation of Series D Preferred Stock (Exhibit A), form of Warrant (Exhibit B) and form of Promissory Note (Exhibit C).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETWORK-1 SECURITY SOLUTIONS, INC.


                                           By: /s/ Avi A. Fogel
                                              ------------------------------
                                              Avi A. Fogel,
                                              President and
                                              Chief Executive Officer



                                           Date: January 5, 2000

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                                  Exhibit Index

         Exhibit  Description
         -------  -----------

          3.1     Certificate of Designation of Series D Preferred Stock

         10.28 Securities Purchase Agreement, dated December 22, 1999, between the Company and the investors including form of Certificate of Designation of Series D Preferred Stock (Exhibit A), form of Warrant (Exhibit B) and form of Promissory Note (Exhibit C).